Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Year End Report of A.D.A.M., Inc. (the "Company") on
Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert S. Cramer, Jr., President and Chief Executive Officer of the Company, and Kevin S. Noland, Chief Operating Officer and acting chief financial and accounting officer of the Company, do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /s/ Robert S. Cramer, Jr.
     -------------------------------------------
     Robert S. Cramer, Jr.
     President and Chief Executive Officer
     March 26, 2004


         /s/ Kevin S. Noland
     -------------------------------------------
     Kevin S. Noland
     Chief Operating Officer and Corporate Secretary
     (acting chief financial and accounting officer)
     March 26, 2004